                     ACKNOWLEDGEMENT OF ASSUMPTION OF LEASE

      ACKNOWLEDGEMENT OF ASSUMPTION OF LEASE dated as of this 28 day of June, 1999, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP (as successor-in-interest to the Trustees of 91 Hartwell Avenue Trust, "Landlord"), MOLDFLOW PTY. LTD, an Australian corporation registered to do business in Connecticut ("Assignor") and MOLDFLOW CORPORATION, a Delaware corporation ("Assignee").

                                 R E C I T A L S

      By Lease dated October 15, 1996 (the "Lease"), Landlord did lease to Assignor and Assignor did lease from Landlord certain premises in the building known as and numbered 91 Hartwell Avenue, Lexington, Massachusetts, all as more specifically described in the Lease (hereinafter referred to as the "Premises").

      Effective as of July 1, 1999, Assignor will assign and Assignee will assume all of Assignor's liabilities, rights and obligations under the Lease (such assumption by Assignee being hereinafter referred to as the "Assumption").

      Landlord desires to acknowledge Assignee's assumption of Assignor's obligations under the Lease upon the terms and conditions contained in this Acknowledgement of Assumption of Lease (the "Acknowledgment").

      NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, paid by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the provisions herein, Landlord, Assignor and Assignee hereby agree as follows:

1. Landlord, Assignor and Assignee hereby acknowledge and agree that the Assumption constitutes an assignment by Assignor and an assumption by Assignee of Assignor's rights and obligations under Section 5.6.1 of the Lease.

2. Assignee shall be directly bound and fully liable to Landlord for all of the obligations of Assignor under the Lease, both prior to and subsequent to the Assumption, including, without limitation, the obligation to pay rent, additional rent and all other charges in the full amount, in the manner and at the times provided for under the Lease.


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3.    Notwithstanding the provisions of Section 5.6.6 of the Lease regarding the joint and several liability of Assignor and Assignee (which such provisions are expressly waived by Landlord in connection with this Assumption), Landlord hereby releases and discharges Assignor from any obligations and responsibilities under the Lease effective as of July 1, 1999.

4. Landlord's execution of this Acknowledgement shall not constitute a consent or acknowledgement to any future assignment of the Lease or subletting of the Premises which shall be subject to the terms of Sections
      5.6 through 5.6.6.

5. All capitalized terms and words used in this instrument shall have the same meaning as set forth in the Lease unless a contrary meaning is expressly set forth herein.

6. Except as expressly provided herein, the Lease and the terms and provisions thereof, shall remain unchanged and in full force and effect.

7. This Acknowledgment may be executed in several counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.


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      EXECUTED under seal as of the date and year first above written.


                                              LANDLORD

                                              BOSTON PROPERTIES LIMITED
                                              PARTNERSHIP

                                              By: Boston Properties, Inc., its
                                                  general partner


                                                  By: /s/ Stacey A. Baker
                                                      --------------------------
                                                  Name: Stacey A. Baker
                                                        ------------------------
                                                  Title: Vice President
                                                         -----------------------

                                              ASSIGNOR

                                              MOLDFLOW PTY. LTD


                                              By: /s/ Marc Dulude
                                                  ------------------------
                                              Name: Marc Dulude
                                                    ----------------------
                                              Title: Director
                                                     ---------------------

                                              ASSIGNEE:

                                              MOLDFLOW CORPORATION


                                              By: /s/ Suzanne E. Rogers
                                                  ------------------------
                                              Name: Suzanne E. Rogers
                                                    ----------------------
                                              Title: Vice President
                                                     ---------------------


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